March 18, 2025 NeoGenomics Appoints Warren Stone as President & Chief Operating Officer Stone to drive lab operations, data solutions division and enterprise operations functions in addition to existing commercial responsibilities Leadership team aligned to support long term growth, profitability, and operational execution FT. MYERS, Fla.--(BUSINESS WIRE)-- NeoGenomics, Inc. (“NeoGenomics” or the “Company”) (NASDAQ:NEO), a leading provider of oncology diagnostic solutions that enable precision medicine, today announced that it has promoted Warren Stone, the Company’s current Chief Commercial Officer (CCO), to President & Chief Operating Officer, effective April 1, 2025. Mr. Stone has over 25 years of general management and cross-functional commercial experience. In his expanded role, he will be responsible for driving the Company’s lab operations, data solutions division and enterprise operations functions, while maintaining his overall existing commercial responsibilities – including clinical, pharma, marketing and product management functions, and customer service initiatives. Melody Harris, the Company’s current Chief Operations Officer, will depart NeoGenomics at the end of May. “Since joining NeoGenomics in November 2022, Warren has played an integral role in shaping the Company’s long-term growth strategy by instilling rigor and accountability throughout our commercial organization and advanced our critical business initiatives. This has resulted in eight consecutive quarters of double-digit revenue growth for the Clinical division and affirmed a leadership position in the cancer marketplace,” said Chris Smith, CEO of NeoGenomics. “We are grateful to Melody for her many contributions to NeoGenomics and wish her the very best in her next endeavor.” “I am excited to continue working closely with Warren in his new role. The alignment of our commercial and operations teams increases agility and enables us to further leverage our portfolio and the selling channel, as we focus on driving innovation through research & development and business development opportunities,” said Tony Zook, incoming CEO. “We have a strong leadership team in place with diverse and complementary skills and experience. Together, we look forward to accelerating our strategy to drive growth and profitability in line with our long-range plan while focusing on delivering an exceptional experience for patients and providers.” Beth Eastland, NeoGenomics’ Senior Vice President, Enterprise Sales, will support Mr. Stone in his new role and assume day-to-day responsibility for all enterprise sales functions. Prior to joining NeoGenomics in 2024, Ms. Eastland was employed by a leading oncology diagnostics provider and has over 35 years of commercial experience in healthcare.

About Warren Stone Mr. Stone has been with NeoGenomics since November 2022. He joined as President, Clinical Services, and was promoted to Chief Commercial Officer in April 2024. In this capacity, he was responsible for overall strategy for the commercial organization, including clinical and pharma services. Prior to NeoGenomics, he was President, Americas at Ortho Clinical Diagnostics and SVP at MilliporeSigma. He earned his MBA from Suffolk University and has a BASc in analytical chemistry from Technikon Witwatersrand South Africa. About NeoGenomics, Inc. NeoGenomics, Inc. is a premier cancer diagnostics company specializing in cancer genetics testing and information services. We offer one of the most comprehensive oncology-focused testing menus across the cancer continuum, serving oncologists, pathologists, hospital systems, academic centers, and pharmaceutical firms with innovative diagnostic and predictive testing to help them diagnose and treat cancer. Headquartered in Fort Myers, FL, NeoGenomics operates a network of CAP-accredited and CLIA-certified laboratories for full- service sample processing and analysis services throughout the US and a CAP-accredited full-service sample-processing laboratory in Cambridge, United Kingdom. Forward-Looking Statements This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “would,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “guidance,” “plan,” “potential” and other words of similar meaning, although not all forward-looking statements include these words. This press release includes forward-looking statements. These forward-looking statements address various matters, including statements regarding improving operational efficiency, returning to profitable growth and its ongoing executive recruitment process. Each forward-looking statement contained in this press release is subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company's ability to identify and implement appropriate financial and operational initiatives to improve performance, to identify and recruit executive candidates, to continue gaining new customers, offer new types of tests, integrate its acquisitions and otherwise implement its business plan, and the risks identified under the heading "Risk Factors" contained in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Company's other filings with the Securities and Exchange Commission. We caution investors not to place undue reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document (unless another date is indicated), and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. View source version on businesswire.com:

https://www.businesswire.com/news/home/20250318775290/en/ Investor Contact Kendra Sweeney kendra.sweeney@neogenomics.com Media Contact Andrea Sampson asampson@sampsonprgroup.com Source: NeoGenomics, Inc.